Exhibit 10.1

CONSENT AND WAIVER
THIS CONSENT AND WAIVER (this “Consent”), is entered into as of August 15, 2018 by and among LUBY’S, INC. (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of November 8, 2016 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) among, inter alia, the Borrower, the other Credit Parties from time to time party thereto, the Administrative Agent and the Lenders from time to time party thereto, pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower; and
WHEREAS, the Borrower, Administrative Agent and Required Lenders entered into that certain Consent and Waiver dated July 12, 2018 (the “July Consent”) pursuant to which the Administrative Agent and Lenders waived the requirement that the Credit Parties comply with the financial covenants set forth in Section 9.15 of the Credit Agreement that are tested for any period or time ending or occurring during the Compliance Waiver Period; and
WHEREAS, the Borrower, Administrative Agent and Required Lenders entered into that certain Consent and Waiver dated August 10, 2018 (the “First August Consent” and together with the July Consent and this Consent, the “Consents”) pursuant to which the Administrative Agent and Lenders extended the Compliance Test Date and certain other deadlines set forth in the July Consent, and waived the requirement that the Credit Parties comply with the limits on Maintenance Capital Expenditures set forth in Section 9.3(c) of the Credit Agreement during the Compliance Waiver Period; and
WHEREAS, the Borrower has requested that the Administrative Agent and Lenders further extend the Compliance Test Date and certain deadlines set forth in the July Consent and the First August Consent; and
WHEREAS, the Administrative Agent and Lenders have agreed to the Borrower’s requests subject to the terms and conditions set forth in this Consent.
NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. The terms “Compliance Test Date” and “Compliance Waiver Period” shall have the meaning set forth in the July Consent, as amended by the First August Consent.

2.Compliance Test Date. The Borrower, Administrative Agent and Lenders hereby agree that, as used in the July Consent and the First August Consent, “Compliance Test Date” means the earlier to occur of (i) 5:00 p.m. Eastern Time on August 27, 2018, (ii) the failure of the Borrower or any other Credit Party to perform, observe or comply with any covenant, agreement or term contained in the Consents, or (iii) the occurrence or existence of any Default or Event of Default during the Compliance Waiver Period.

3.Conditions and Effectiveness. This Consent shall become effective with retroactive effect as of August 15, 2018 as soon as the Administrative Agent shall have received counterpart signatures to this Consent from the Lenders and each other party hereto (the date on which such condition has been satisfied, the “Consent Effective Date”).

4.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

a.    the execution, delivery and performance by the Borrower of this Consent has been duly authorized by all necessary corporate action;
b.    after giving effect to the consents and waivers set forth herein, no Default or Event of Default has occurred and is continuing or would result herefrom; and
c.    after giving effect to the consents and waivers set forth herein, all representations and warranties contained in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof); provided that any such representations and warranties that by their express terms are made as of a specific date are true and correct in all material respects as of such specific date.
d.    the Subsidiary Guarantors party hereto constitute all of the Subsidiaries of the Borrower required to be a Subsidiary Guarantor pursuant to the terms of the Credit Agreement.

5.Agreement in Full Force and Effect; Borrower Ratification of other Loan Documents. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly set forth herein, this Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference herein or in any Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended hereby. For the avoidance of doubt, this Consent shall constitute a Loan Document for all purposes under the Credit Agreement. All other Loan Documents to which the Borrower is a party remain in full force and effect, and the Borrower hereby ratifies all of its obligations thereunder.

6.Ratification of Guaranty. Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to this Consent, and agrees that its Guaranty Agreement in favor of the Administrative Agent for the benefit of the Secured Parties, and all other Loan Documents to which it is a party, remain in full force and effect, and each of the Subsidiary Guarantors hereby ratifies all of its respective obligations thereunder.

7.Release of Claims. In order to induce the Administrative Agent and the Lenders to enter into this Consent, each Credit Party, on behalf of itself and its respective Related Parties (collectively, the “Releasing Parties”), acknowledges and agrees that: (a) none of the Releasing Parties presently has any claim or cause of action against any of the Administrative Agent, any Lender or any of their respective Related Parties (collectively, the “Released Parties”) relating to or arising out of any Loan Document or any agreement entered into in connection therewith; (b) to the actual (and not constructive or imputed) knowledge of any officer of any Credit Party, none of the Releasing Parties presently has any offset right, counterclaim or defense of any kind against any of their respective Obligations, debt or liabilities to the Administrative Agent or any Lender; and (c) each of the Released Parties has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties and their Subsidiaries under the Loan Documents to which it is a party. Each of the Credit Parties wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent or any Lenders’ rights, interests, contracts, or remedies under the Loan Documents, whether known or unknown, as applicable. Therefore, each of the Credit Parties, on behalf of the Releasing Parties, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or debt of any kind of the Administrative Agent and each Lender to the Releasing Parties, in each case, occurring, existing or arising on or prior to the date of this Consent, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Releasing Parties might otherwise have against any of the Released Parties for actions taken or not taken on or prior to the date of this Consent, in each case under clause (x) or clause (y), (A) whether known or unknown, on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, debt, claim, cause of action, defense, circumstance or matter of any kind, (B) other than any such liabilities, obligations, claims, causes of action or suits resulting from the gross negligence or willful misconduct of the Administrative Agent or any Lender, as determined by a court of competent jurisdiction in a final non-appealable judgment and (C) relating to or arising out of the Loan Documents or any agreement entered into in connection therewith. The Released Parties shall not be liable with respect to, and each of the Credit Parties hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages relating to the Loan Documents or arising out of activities in connection herewith or therewith (whether before, on or after the date hereof).

8.Counterparts. This Consent may be executed by one or more of the parties to this Consent and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

9.Successors and Assigns. This Consent shall be binding upon and inure to the benefit of the Borrower and its successors and assigns and the Administrative Agent and Lenders and their respective successors and assigns.

10.GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

11.Severability. Wherever possible, each provision of this Consent shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Consent shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Consent.

12.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS CONSENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent as of the date set forth above.

BORROWER:

LUBY’S, INC.

By:    /s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

LUBY'S FUDDRUCKERS RESTAURANTS, LLC

By:    /s/ Peter Tropoli
Peter Tropoli
President and Chief Operating Officer

LUBY’S BEV I, LLC
LUBY’S BEV II, LLC

Each by: /s/ Peter Tropoli
Peter Tropoli
Manager

LUBY’S BEVCO, INC.

By:    /s/ Christopher J. Pappas
Christopher J. Pappas
President and CEO

Luby’s, Inc. - Signature Page to Consent

FUDDRUCKERS OF ANNAPOLIS, LLC
FUDDRUCKERS OF HOWARD COUNTY, LLC
FUDDRUCKERS OF BRANDYWINE, LLC

Each by Luby’s Bev II, LLC, as its Managing Member

By:    /s/ Peter Tropoli
Peter Tropoli
Manager

PARADISE CHEESEBURGERS, LLC

By: Luby’s Fuddruckers Restaurants, LLC, as its Manager

By:    /s/ Peter Tropoli
Peter Tropoli
President and Chief Operating Officer

Luby’s, Inc. - Signature Page to Consent

PARADISE RESTAURANT GROUP, LLC
CHEESEBURGER OF NEWARK, LLC
CHEESEBURGER OF FT. MYERS, LLC
CHEESEBURGER OF SANDESTIN, L.L.C.
CHEESEBURGER OF DOWNERS GROVE, LLC
CHEESEBURGER OF ALGONQUIN, LLC
CHEESEBURGER OF EVANSVILLE, LLC
CHEESEBURGER OF FISHERS, LLC
CHEESEBURGER OF SOUTHPORT, LLC
CHEESEBURGER OF TERRE HAUTE, LLC
CHEESEBURGER OF KANSAS CITY, LLC
CHEESEBURGER OF PASADENA, LLC
CHEESEBURGER OF CALIFORNIA, LLC
CHEESEBURGER IN PARADISE OF ST. MARY’S COUNTY, LLC
CHEESEBURGER OF STERLING HEIGHTS, LLC
HIGH TIDES OF OMAHA, LLC
CHEESEBURGER OF SECAUCUS, LLC
CHEESEBURGER OF WALLKILL, LLC
CHEESEBURGER OF MYRTLE BEACH, LLC
CHEESEBURGER OF FREDERICKSBURG, LLC
CHEESEBURGER OF NEWPORT NEWS, LLC
CHEESEBURGER OF VIRGINIA BEACH, LLC
CHEESEBURGER OF WOODBRIDGE, LLC
CHEESEBURGER OF MIDDLETON, LLC

Each by:    /s/ Peter Tropoli
Peter Tropoli
President

CHEESEBURGER IN PARADISE OF ANNE ARUNDEL COUNTY, INC.

By:    /s/ Peter Tropoli
Peter Tropoli
Authorized Representative

Luby’s, Inc. - Signature Page to Consent

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Lender and as Administrative Agent

By:     /s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Senior Vice President

Luby’s, Inc. - Signature Page to Consent

CADENCE BANK, N.A.
as Lender

By:     /s/ Josh Taylor
Name: Josh Taylor
Title: Senior Vice President

Luby’s, Inc. - Signature Page to Consent

TEXAS CAPITAL BANK, N.A.
as Lender

By: /s/ Joel Landis
Name: Joel Landis
Title: Executive Vice President

Luby’s, Inc. - Signature Page to Consent